UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☑ Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001408356

TES 2017-1, LLC

(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): 0001719258

Central Index Key Number of underwriter (if applicable): Not applicable

Todd A. Maron, (650) 681-5000

Name and telephone number, including area code, of the person to contact in connection with this filing

Explanatory Note: For the purpose of furnishing this Form ABS-15G, the depositor signing below does not have a Central Index Key Number. The “Central Index Key Number of depositor” listed above is the Central Index Key number of the depositor’s parent, SolarCity Corporation, which is also the originator.

INFORMATION TO BE INCLUDED IN THE REPORT

FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01	Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Issuer

Introduction

The TES 2017-1 Portfolio is composed of approximately 34,000 residential rooftop PV installations which are installed for homeowners under lease and PPA agreements.

The PV systems are expected to be geographically dispersed throughout the United States, with California, Maryland, and Arizona forecast to have about 60% of the installed systems. New York and Massachusetts are the other states representing at least 5% of the expected TES 2017-1 Portfolio (the “Portfolio”).

All of the PV systems in the TES 2017-1 Portfolio are residential and commercial installations which have obtained Permission to Operate (PTO) in 2016 and 2017.

Procedures for Sales, Design and Construction

DNV GL has reviewed Tesla Energy’s engineering, design, and installation procedures specific to Tesla Energy’s residential systems. Overall, Tesla Energy’s procedures are in line with industry good practices. Tesla Energy’s vertically integrated structure allows for more direct control of design and quality than that of some competing firms which may utilize third-party contractors for system design and installation.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Site Audit: Tesla Energy has site surveyors based at each of its regional operating centers that visit each site to verify assumptions made by the salesperson when generating the proposal. Surveyors record information via a “Lite” version of Energy Designer (ED).

Engineering Design: Design and engineering is completed in-house for residential systems. Designers utilize both the ED and Zepulator Plus (Z+) tools. Tesla Energy’s staff includes licensed professional civil and electrical engineers who can verify systems which require more complex calculations. All final design drawings are reviewed and stamped by a license engineer.

Installation: Residential installation is performed by a team of 2-3 in-house installers. Tesla Energy maintains an online digital installation field binder (the “Installation Field Binder”) of approved quality standards and installation work instructions. Tesla Energy’s median time from sale of a system to its installation has decreased from ~130 days in April 2013 to 63 days as of October 2016.

Inspection and Quality Control: DNV GL has reviewed Tesla Energy’s Digital Job Checkout (dJCO) process. Viewed as one element of Tesla Energy’s quality control process, the dJCO process appears to have been effective in reducing installation defects since the program was implemented.

Operations and maintenance: Tesla Energy notes that it does not maintain a target technician to system number ratio, but does scale its O&M team broadly consistently with the growth of the Combined Fleet of residential and commercial systems. DNV GL has not identified any particular risk related to Tesla Energy’s ability to ramp O&M coverage with continued Combined Fleet growth.

Equipment Selection

Tesla Energy has provided a list of module, inverter and racking suppliers to the Portfolio. Modules used within the Portfolio are largely represented by REC, Kyocera, Trina, Hanwha Q-Cells, Canadian Solar and LG, and inverters used within the Portfolio are largely concentrated across ABB, SolarEdge, Fronius and Delta.

Zep racking will make up the majority of the Portfolio, with other racking providers being utilized on commercial systems. Tesla Energy uses the factory production meters within their inverters to measure energy production for purposes of invoicing.

DNV GL has reviewed individual vendors and has not identified any specific quality concerns surrounding the qualification of equipment vendors for the Portfolio.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Modules: Modules used within the Portfolio are largely represented by REC, Kyocera, Trina, Hanwha Q-Cells, Canadian Solar and LG, which make up more than 97% of the Portfolio on a capacity basis. DNV GL considers these module manufacturers suitable for use in the Portfolio.

Inverters: Inverters used within the Portfolio are largely concentrated across ABB, SolarEdge, Fronius and Delta, which constitute over 98% of the Portfolio on a capacity basis. DNV GL considers these inverter manufacturers suitable for use in the Portfolio.

Testing: As a result of its commitment to testing, Tesla Energy has demonstrated superior average module performance relative to comparable module testing at DNV GL PVEL. DNV GL notes that Tesla Energy’s overall testing scope executed compares favorably to the rest of the residential solar industry segment. Taking the results of Tesla Energy’s product qualification and ongoing batch testing into consideration, and based on engineering judgment, DNV GL considers that a P90 degradation rate of 1.2%/year is reasonable for this Portfolio.

Racking: Zep Solar is utilized within the majority of the Portfolio specific to the residential subset. Commercial systems utilize a combination of RBI Solar, PanelClaw, ZS Peak/Comp/Beam, and NEXTracker. DNV GL considers these racking manufacturers suitable for use in the Portfolio.

Monitoring: 1.4% of total systems have shown communication issues. Tesla Energy has indicated that even persistent communication issues have not materially affected its operations, as homeowner billing (for PPAs) is continued based on estimated production and the performance guarantees are voided. DNV GL considers the communication issues observed here to be typical of a large fleet of systems and within industry range.

Procedure for Forecasting Residential Facility Electric Output

DNV GL has reviewed the procedure by which Tesla Energy generates energy production forecasts for residential systems with the purpose of evaluating the long-term accuracy of these forecasts and their usefulness for predicting the Portfolio’s revenue from energy sales.

Tesla Energy’s SolarBid and Energy Designer software tools both incorporate a modified version of the PVWatts Version 2 (“PVWatts”) simulation engine to generate the energy production estimates. DNV GL has included 37 SolarBid V104 validation results previously completed for Tesla Energy.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Process evolution: SolarBid acts as the proposal and system reporting portal for all residential systems. Tesla Energy’s energy estimate methodology has evolved over time with different de-rate values used for the various iterations of the model. Major energy estimation methodologies include SolarBid (ED+SOLMETRIC), SolarBid V100, SolarBid V104, and SolarBid V110. SolarBid V104, which has been in effect since July 2015, includes the inverter efficiency loss factor and the elimination of the SolarEdge shading “boost”, as compared to SolarBid V100.

Energy simulation: DNV GL considers the use of PVWatts to be reasonable for portfolios of several thousand PV systems. The uncertainty of an estimate for any single system using this meteorological data / methodology is high, but the combined uncertainty for a geographically diverse portfolio of thousands of systems is much lower.

Commentary on Tesla Energy’s methodology: DNV GL considers the Typical Meteorological Year 2 (TMY2) data sets to be suitable for use in the PVWatts simulations assuming the proper diligence is taken prior to selecting the weather file. DNV GL recommends that Tesla Energy considers not only the proximity of the weather station but also its representativeness of the site. DNV GL generally finds the de-rate factors applied by Tesla Energy to be reasonable for use within PVWatts.

Validations: DNV GL has independently verified Tesla Energy’s production estimates to within ±1% for 33 of 37 SolarBid V104 residential systems. All discrepancies were subsequently addressed by Tesla Energy during follow-up reconciliation, though DNV GL was not able to independently confirm all explanations. DNV GL notes reasonable confidence in Tesla Energy’s estimating consistency, but recommends Tesla Energy implement additional review checks to reduce the risk of errors.

Procedure for Forecasting Commercial Facility Electric Output

Tesla Energy utilizes a different energy estimate procedure for commercial systems, and DNV GL has reviewed the procedure by which Tesla Energy generates energy production forecasts for commercial systems with the purpose of evaluating the long-term accuracy of these forecasts and their usefulness for predicting the Portfolio’s revenue from energy sales.

In April 2014, Tesla Energy transitioned to PVsyst as its estimation tool for commercial systems. The commercial system energy production estimates for this Portfolio rely exclusively on PVsyst as the estimation tool.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Process evolution: Historically, Tesla Energy has used SolarBid to produce proposals and energy estimates for all commercial systems. In April 2014, Tesla Energy transitioned to PVsyst as its estimation tool for commercial systems. The commercial system energy production estimates for this Portfolio rely exclusively on PVsyst as the estimation tool.

Energy simulation: Outside of the residential market, PVsyst is the most commonly used energy estimation tool in the PV industry and is considered acceptable by DNV GL. The accuracy of PVsyst modeling is dependent on the accuracy of its inputs, most importantly weather file selection, component file selection, and assumptions for energy loss factors.

Commentary on Tesla Energy’s methodology: DNV GL finds Tesla Energy’s PVsyst-based energy estimation process and assumptions to be generally reasonable. DNV GL notes some of the loss factor assumptions are slightly optimistic, which could cumulatively increase energy estimates. DNV GL also notes that the implementation of site-specific or regional loss factors for soiling and availability would improve overall estimation accuracy.

Commercial validations: DNV GL found Tesla Energy’s production estimates to be within ±1.5% of DNV GL’s estimates for 5 of 10 systems. DNV GL calculated a 1.1% difference between Tesla Energy’s PVsyst estimates and DNV GL estimates for the 10 systems. Of the 5 systems with deviations >1.5%, deviations were observed to be the result of either variance in weather file selection or incorrect application of loss values in the analysis, such as LID or wire loss.

Analysis of Tesla Energy’s Operational PV systems

Given the large number of systems in the Portfolio and due to lack of operating data available for the Portfolio, DNV GL has utilized the operating history of Tesla Energy’s operating Residential Fleet to provide forecasts specific to the subset of residential systems within the Portfolio.

DNV GL has developed separate regional correction factors which represent the ratio of actual production to expected production for the residential subset of the Portfolio. It is anticipated that the regional correction factors will be applied to Tesla Energy’s Year-1 as-built energy estimates. An uncertainty analysis is also presented. For the purposes of this production analysis, DNV GL has analyzed the residential subset separately from the commercial subset. Though commercial systems represent less than 0.1% of the Portfolio on a system basis, they represent 4.0% of the Portfolio on a capacity (kWp) basis, representing a material share of the Portfolio production capacity.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Description of the data set: DNV GL has used Tesla Energy’s Residential Fleet to forecast for the Portfolio. Based on the module and inverter breakdown, DNV GL finds the Residential Production Sample within Tesla Energy’s Residential Fleet to be generally representative of the Portfolio in regards to forecasting production analysis.

Methodology: Correction factors for the Portfolio were produced by region and energy estimate methodology. DNV GL estimated regional correction factors for the commercial subset of the Portfolio by performing energy production validations. Based upon the energy production validations, DNV GL has assumed a correction factor of 0.98 for commercial systems within the Portfolio.

Portfolio correction factors: Correction factors for the residential and commercial subset of the Portfolio are presented separately. A correction factor of 0.972 was calculated for the residential subset of the Portfolio reflective of different energy estimate methodologies. DNV GL has assumed a correction factor of 0.98 for commercial systems within the Portfolio.

Uncertainty: Overall Portfolio uncertainty was estimated to be 3.6% and 3.1% for the 1-year and 20-year periods, respectively. Based on the results of Tesla Energy’s product qualification, ongoing batch testing, and engineering judgment, DNV GL finds that a P90 degradation rate of 1.2%/year is considered reasonable for this Portfolio.

Customer Agreement Review

Tesla Energy offers PV systems to homeowners via PPA (i.e. $/kWh) and lease (i.e. $/month) agreements. Lease and PPA forms for the Portfolio have been reviewed. Both agreements are 20-year terms, with typical homeowner and Tesla Energy obligations. The Lease provides a rolling two-year production guarantee of 95% of the initial energy estimate.

DNV GL considers both agreements to be consistent with terms of previous Tesla Energy agreements and in-line with industry standard.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Lease: DNV GL considers the terms of the Lease to be reasonable. A two-year 95% performance guarantee is provided with an implied 0.5% annual system degradation rate, consistent with previous lease agreements reviewed by DNV GL. DNV GL views the range of 0.5%-1% annual system degradation to be technically reasonable and views electing 0.5% for the performance guarantee as a commercial decision that is common in the solar industry.

PPA: DNV GL considers the terms of the PPA to be reasonable. Production may be estimated by Tesla Energy during downtime events or if the homeowner fails to maintain the performance of the system. Though billing based on estimated production may prove inaccurate, Tesla Energy retains the right to subsequently adjust the billing if it is determined they have over- or under-estimated production.

Maintenance Services Agreement Review

Tesla Energy has provided Maintenance Service Agreements (MSA) specific to each of the four funds (Fund A, Fund B, Fund C, and Fund D) within the Portfolio. In consideration for the system services the Provider will be paid an annual fee of either $15 or $25 per kWdc nameplate rating, escalated at 2.5% per annum. Scope of services will include operations and maintenance, replacement of parts, alterations and modifications, and billing and collections. DNV GL considers the scope to be comprehensive of all activities required to operate and maintain each PV system.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Scope: DNV GL considers the scope to be comprehensive of all activities required to operate and maintain each PV system, and DNV GL considers it suitable for the Portfolio. The Provider must also conduct Regional Performance Index Validation Testing (RPI) as well as Performance Monitoring for one of the reviewed MSAs, which DNV GL considers prudent.

Fees: In consideration for the system services the Provider will be paid an annual fee of $15 or $25 per kWdc nameplate rating, pro-rated for any capacity not available during the full year, escalated at 2.5% per annum. DNV GL observes O&M services costs for residential projects to be typically in the range of $15/kWp to $25/kWp. As such, DNV GL considers the fee structure to be within reasonable range.

Term: The term of the MSAs are for 1, 10 and 20 years. The Fund A MSA notes an initial term of one year expiring on 12 July 2017, with successive one-year extensions. DNV GL has subsequently reviewed a notice to renew the Fund A MSA to 11 July 2018. DNV GL notes the Customer Agreements reviewed contain 20 year terms.

Performance Monitoring: Fund C MSA includes provisions for Regional Performance Index (RPI) validation testing and reporting. By weather adjusting system estimates based on regional benchmarks, Tesla Energy can isolate and avoid cases of underperformance that are clearly attributed to low irradiance rather than system quality concern, and focus only on correctable performance issues. DNV GL considers this approach prudent.

Operating System Review

DNV GL has completed electrical and structural design reviews for a sample of 10 commercial and 10 residential systems from the Portfolio to confirm consistency with Tesla Energy’s agreed processes and identify any specific issues or risks. The systems were independently selected by DNV GL to be representative of the Portfolio.

DNV GL has also reviewed O&M cost summaries for 2016 and Q1 2017. Based upon Q1 2017 data, Tesla Energy reports an annualized cost for O&M of $13.87/kWdc

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Electrical audit: DNV GL has completed electrical design reviews for a sample of 10 commercial and 10 residential systems from the Portfolio. The electrical design documentation for Tesla Energy’s residential systems is in line with other residential portfolios reviewed by DNV GL.

Structural audit: Based on review of the information provided DNV GL concludes that Tesla Energy’s structural design and review process appears to be prudent. DNV GL is familiar with the racking suppliers used in the Portfolio and considers them to be reputable and has previously reviewed engineering drawings and calculations from these manufacturers.

O&M record: Based upon Q1 2017 data, Tesla Energy reports an annualized cost for O&M of $13.87/kWdc. Tesla Energy’s 12 month rolling average O&M cost for its Combined Fleet of residential and commercial systems in 2016 was $12.65/kWdc.

Performance Guarantee Analysis

DNV GL has estimated performance guarantee payouts for the Portfolio based on guarantee data provided by Tesla Energy on a 20-year basis.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Performance guarantees: The average payout per system for the reimbursement-eligible systems is projected to be $1,060.70 over the term of the customer agreements. When the non-payout systems are included, the average payout per system for the entire Portfolio is projected to be $629.14 over the term of the customer agreements. DNV GL notes that within the 19,571 systems that were evaluated for payouts, 287 systems showed one or two year guarantees that did not align with either 95% or 85% of the first year or second year estimate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entities have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

TES HOLDINGS 2017-1, LLC, as Depositor

By:	/s/ Radford Small
Name: Radford Small
Title: Treasurer

Date: October 20, 2017